                           CMGI TO ACQUIRE uBID.COM

           CMGI TO EXPAND B2B FOCUS WHILE DRIVING INCREASED TRAFFIC
             TO FAST-GROWING B2C BUSINESS OF POPULAR AUCTION SITE

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EDITOR'S SUMMARY:

 .   CMGI announces definitive agreement to acquire uBid.com in an all-stock transaction valued at approximately $407 million

 .   CMGI to accelerate uBid.com traffic growth, revenue streams by maximizing synergies with existing network properties such as MyWay.com, iCAST, yesmail.com* and AltaVista, and enhance inventory management and product fulfillment services through SalesLink

 .   uBid.com to contribute industry-leading capabilities in online merchandising and inventory management for growth of CMGI-affiliated e-commerce properties

 .   Acquisition expected to close in May 2000, following shareholder and regulatory approvals

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ANDOVER, MASS. AND CHICAGO, ILL.- FEBRUARY 10, 2000- CMGI, Inc. (Nasdaq: CMGI),
the world's largest and most diversified network of Internet companies, announced today that it has signed a definitive merger agreement to acquire uBid.com (NASDAQ: UBID), a leading e-commerce auction site, in a stock-for-stock merger transaction valued at approximately $407 million. Under the terms of the merger agreement, CMGI will issue .2628 CMGI shares for every share of uBid.com held on the closing date of the transaction. Closing of the transaction, expected in May of 2000, is subject to customary regulatory approvals, including formal approval by uBid.com shareholders. Upon closing, uBid.com will become a majority-owned operating company of CMGI.

uBid.com, the Internet leader in business-to-consumer auctions, operates a thriving online auction marketplace offering brand-name products to both consumers and businesses. uBid.com provides consumers the opportunity to set their own prices on popular products at significant discounts to those found in traditional channels. In addition, uBid.com auctions provide leading suppliers such as Sony, IBM, Hewlett Packard, Canon, Epson, and Harmon Kardon, with an inexpensive and highly efficient channel for selling excess or unique items on a timely basis, while preserving their existing distribution channels.

uBid.com's auctions feature a rotating selection of brand name items in 12 categories or "stores": computers; monitors, printers and more; consumer electronics; home & leisure; sports ad recreation; jewelry & gifts; off-lease computers; clothing and apparel; home improvements; art; appliance; and travel and events.

To help accelerate uBid.com's already impressive growth and revenue performance, upon closing of the transaction CMGI intends to exploit a number of highly synergistic opportunities with other companies now in the CMGI network. These include several opportunities with both business- to-consumer (B2C) and business-to-business (B2B) e-commerce companies that can distribute inventory through uBid.com. Additionally, CMGI expects to integrate uBid.com's auction and merchandising capabilities into the enterprise arena through its extensive network of business-to-business affiliates, such as CMGI Solutions and MyWay.com.

CMGI also intends to leverage its existing network of sites to drive increased traffic, as well as apply the strengths of its marketing and advertising properties, such as Engage and yesmail.com*, to help uBid.com more effectively monetize its site traffic and mine its growing database of more than a million registered users.

"Online auctions, both B2C and B2B, are one of the fastest-growing areas of the Internet, and uBid.com has distinguished itself in the market with highly differentiated merchandising and inventory management capabilities that will prove hugely valuable as this model scales for the future," said David Wetherell, Chairman and CEO, CMGI. "We believe there's tremendous opportunity in applying these techniques to CMGI's existing e-commerce companies, and in building aggressively to extend these technologies into the emerging B2B marketplace through licensing and other channels."

"Joining the CMGI network of companies will allow uBid.com to more rapidly and more efficiently expand our unique merchandising model in both the B2B and B2C market segments," said Greg Jones, Chairman and CEO of uBid.com. "In addition to greatly increasing our reach in the consumer marketplace, the vast array of partnership opportunities with CMGI network companies will lead to new sources of unique merchandise, as well as powerful new distribution outlets for our auction technology platform."

uBid.com was founded in April of 1997 by Creative Computers to facilitate the movement of excess and refurbished inventory through the online commerce channel. The company was later incorporated in 1997 and became listed on the Nasdaq exchange through an initial public offering on December 4, 1998.

ABOUT CMGI AND CMGI @VENTURES

With more than 60 companies, CMGI, Inc. (Nasdaq: CMGI) represents the largest, most diverse network of Internet companies in the world. This network includes both CMGI operating companies and a growing number of synergistic investments through its venture capital affiliate, CMGI @Ventures. CMGI leverages the technologies, content and market reach of its extended family of companies to foster rapid growth and industry leadership across its network, and the larger Internet Economy. Compaq, Intel, Microsoft, Pacific Century CyberWorks and Sumitomo hold minority positions in CMGI.

CMGI's majority-owned operating companies include Engage Technologies (Nasdaq:
ENGA), NaviSite (Nasdaq: NAVI), 1ClickBrands, 1stUp.com, Activate.net, AdForce, Adsmart, AltaVista, CMGI Solutions, Equilibrium, Flycast, iCAST, Magnitude Network, MyWay.com, NaviNet, SalesLink, Tribal Voice and ZineZone. The company's venture capital affiliate, CMGI @Ventures, has ownership interests in Lycos, Inc. (Nasdaq: LCOS), Critical Path (Nasdaq: CPTH), Silknet (Nasdaq: SILK), Chemdex (Nasdaq: CMDX), MotherNature.com (Nasdaq: MTHR), Asimba.com, AuctionWatch.com, Aureate Media, blaxxun, BizBuyer.com, Boatscape.com, buyersedge.com, CarParts.com, CraftShop.com, eCircles.com, eGroups.com, EXP.com, FindLaw, FoodBuy.com, Furniture.com, Gamers.com, Half.com, HotLinks, Industria, INPHO/HomePriceCheck.com, Intelligent/Digital, KnowledgeFirst, KOZ.com, Mondera.com, MyFamily.com, NextMonet.com, NextOffice.com, NextPlanetOver.com, Oncology.com, OneCore.com, PlanetOutdoors.com, Productopia, SnapFish.com, Speech Machines, ThingWorld.com, Vicinity, Virtual Ink, Visto, Vstore and WebCT.

CMGI and CMGI @Ventures Corporate headquarters are located at 100 Brickstone Square, Andover, MA 01810. Telephone: 978-684-3600. Fax: 978-684-3814. CMGI
@Ventures also has offices at 3000 Alpine Road, Menlo Park, CA 94028; 650-233-0333. Additional information is available on the company's Web sites at http://www.cmgi.com and http://www.ventures.com.
-------------------     -----------------------

ABOUT uBID.COM

uBid.com is a leading online auction and e-commerce site offering brand name products to consumers and businesses through live-action bidding using sophisticated auction technology. The company's Internet auctions feature a rotating selection of brand-name computers, consumer electronics, housewares, sporting goods and memorabilia, jewelry, apparel, appliances, art, travel and events, home improvement products, and off-lease computer equipment. Industrial and manufacturing equipment is also available at www.srauction.com and www.ironmall.com.
----------------

uBid.com is committed to providing all customers with the highest-quality auction experience on the Internet and offers supplier warranties on most consumer products. uBid.com also meets Better Business Bureau Online standards, which give customers the confidence and security to bid safely online.

uBid.com, with headquarters in Illinois, is a publicly traded company (Nasdaq:
UBID). For more information, visit the company's Web site at www.ubid.com.
                                                             ------------

EDITOR'S NOTE: Executives from CMGI and uBid.com will be available to discuss the pending acquisition on an conference call scheduled for today at 10 AM EST. Interested parties may participate in the call by dialing 1-800-553-5275;

international callers may dial (612) 332-0530. The conference call will also be webcast from the CMGI and uBid.com web sites at
http://www.cmgi.com/investor/webcast.html and
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http://www.ubid.com/about/press.asp.
-----------------------------------

CMGI and uBid expect to file a proxy statement/prospectus under the securities act of 1933 with respect to the business combination described herein. Investors are urged to read the relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Investors may obtain these documents for free at the web site maintained by the Securities and Exchange commission at http://www.sec.gov. In addition, any such
                                      ------------------
documents, excluding exhibits, may be obtained from CMGI without charge by requesting them in writing or by telephone at the following address: CMGI, Inc.; attention: Catherine Taylor, Director of Investor Relations; 100 Brickstone Square; Andover, MA 01810; Telephone: (978) 684-3600; http://www.cmgi.com.
                                                      -------------------

                                    # # #

This release contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements in this release address a variety of subjects including, for example, the expected benefits resulting from the acquisition of uBid by CMGI and the expected ability of CMGI to leverage its existing network of sites. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the successful completion of the acquisition of uBid; the risk that uBid's business will not be successfully integrated with the business of CMGI; and increased competition and technological changes in the industries in which CMGI and uBid compete. For a detailed discussion of these and other cautionary statements, please refer to CMGI's filings with the Securities and Exchange Commission, including CMGI's Annual Report on Form 10-K for the most recently ended fiscal year.

*On December 15, 1999, CMGI announced a definitive agreement to acquire yesmail.com. The acquisition, subject to regulatory and shareholder approvals, is expected to close in March 2000.

CONTACTS:
---------
For CMGI:       Deidre Moore                 Catherine Taylor
                CMGI Public Relations        CMGI Investor Relations
                (978) 684-3655               (978) 684-3540
                dmoore@cmgi.com              ctaylor@cmgi.com
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For uBid.com:   Bret Werner
                Alan Taylor Communications
                (212) 714-1280
                bret@alantaylor.com
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